UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 12, 2004

                        PRIMUS KNOWLEDGE SOLUTIONS, INC.
             (Exact name of registrant as specified in its charter)

         Washington                  000-26273                    91-1350484
----------------------------        ------------             -------------------
(State or other jurisdiction        (Commission                 (IRS Employer
    of incorporation)               File Number)             Identification No.)

             1601 Fifth Street, Suite 1900 Seattle, Washington 98101
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (206) 834-8100

Item 12. Results of Operations and Financial Condition

      On February 12, 2004, Primus Knowledge Solutions, Inc. issued a press release announcing its financial results for the quarter and year ended December 31, 2003. A copy of the press release is attached as Exhibit 99.1 and is furnished pursuant to item 12 of Form 8-K.

      The information in this report, including the exhibit hereto, is furnished pursuant to Item 12 of Form 8-K, and is not deemed to be "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. The information contained herein and in the accompanying exhibit is not incorporated by reference in any filing of Primus Knowledge Solutions, Inc. under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    PRIMUS KNOWLEDGE SOLUTIONS, INC.
                                                 (Registrant)

Dated: February 12, 2004            By: /s/ David M. Williamson
                                        ----------------------------------------
                                        Name:  David M. Williamson
                                        Title: Executive Vice President,
                                               Business Affairs, General Counsel
                                               and Corporate Secretary

                                  EXHBIT INDEX

Exhibit No.       Description
-----------       -----------

   99.1           Press release issued by the Company, dated February 12, 2004.